ACCRUED EXPENSES AND OTHER LIABILITIES (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
ACCRUED EXPENSES AND OTHER LIABILITIES [Abstract]
Employees and payroll accruals	$ 3,021	$ 3,865
Government authorities	7,046	3,812
Uncertain tax position liability	574	3,952
Deferred tax liabilities, net	659	971
Accrued expenses and other	5,120	2,079
Accrued expenses and other liabilities, total	$ 16,420	$ 14,679